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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in The McClatchy Company's Registration Statements No. 33-21704, No. 33-24096, No. 33-37300, No. 33-65104,
No. 33-56717, No. 333-42903, and No. 333-59811 on Form S-8 and No. 333-47909 on
Form S-3 of our report dated January 24, 2000 (which expresses an unqualified opinion), appearing in this Annual Report on Form 10-K of The McClatchy Company for the year ended December 26, 1999.



Deloitte & Touche LLP
Sacramento, California
March 22, 2000